UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 4, 2005
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                      Transnational Financial Network, Inc.
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        (Exact name of small business issuer as specified in its charter)


California                         1-14219                         94-2964195
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(State or other jurisdiction       (Commission File          (I.R.S.Employer
of incorporation)                    Number)                 Identification No.)

401 Taraval Street, San Francisco, CA                              94116
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(Address of principal executive offices)                           (Zip Code)



(Registrant's telephone number, including area code: (415) 242-7800




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(Former name, former address and former fiscal year, if changed since last report)




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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On March 4, 2005, the Registrant's board of directors named Elena Logutova as the Registrant's Secretary and Joseph Kristul as the Registrant's acting Chief Financial Officer.

Elena Logutova, joined the Registrant in June 1999. She is Executive Vice President and Director Secondary Marketing, in charge of secondary marketing, production. Ms. Logutova graduated from Georgetown University with a Bachelor of Science degree in School of Foreign Service with concentration in economics and finance and subsequently obtained Master of Science in Finance from Golden Gate University.

Joseph Kristul co-founded the Company in 1985, has been a director and officer since that time and has been responsible for the Company's overall management since the Company's inception. At present, Mr. Kristul manages the Company on an overall basis and directly oversees secondary marketing, finance, corporate marketing, investor relations and strategic corporate planning. Beginning in 1995 Mr. Kristul created the Company's wholesale division, developing the Company's base of brokers, which delivers loan product, and implemented systems and controls to manage the quality of the product delivered by brokers. Mr. Kristul graduated with a Master of Science in Applied Mathematics and Mechanics from the Odessa Physics and Technology University, in Odessa, Russia, in 1971.

Joseph Kristul is the spouse of the Registrant's President, Maria Kristul, both of whom have personally guaranteed the Registrant's financing facilities.

On December 31, 2001, the Company entered into an agreement with La Luna Costa Blanca, S.L. ("La Luna"), a real estate development company located in Spain, to provide consulting services related to financing and mortgage brokering activity. The Project Manager of La Luna is the sister of Maria Kristul, the Company's President. One payment of $45,000 was received in May 2002 and included in Other Income (Expense) in the fiscal year ended April 30, 2003. No further services have been provided or payments made.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, thereby duly authorized.



    Date: March 8, 2005
                                     Transnational Financial Corporation


                                     /s/ Joseph Kristul
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                                     Joseph Kristul, Chief Executive Officer